AEGEAN EARTH S.A.


                   INDEX TO FINANCIAL STATEMENTS

                                                                   PAGE
                                                                   ----

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........  F-2

BALANCE SHEETS AS OF DECEMBER 31, 2007...........................  F-3

STATEMENT OF OPERATIONS FOR THE PERIOD JULY 12, 2007 (DATE OF
  INCEPTION) THROUGH DECEMBER 31, 2007...........................  F-4

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY FOR THE PERIOD
JULY 12, 2007 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2007......  F-5

STATEMENT OF CASH FLOWS FOR THE PERIOD JULY 12, 2007 (DATE OF
INCEPTION) THROUGH DECEMBER 31, 2007.............................  F-6

NOTES TO FINANCIAL STATEMENTS....................................  F-7

                      AEGEAN EARTH S.A.
   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheet of Aegean Earth S.A. (the Company) (a development stage company) as of December 31, 2007, and the related statements of operations, shareholders' equity, and cash flows for the period from inception (July 12, 2007) through December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aegean Earth S.A. as of December 31, 2007, and the results of its operations and its cash flows for the period from inception (July 12, 2007) through December 31, 2007, in conformity with generally accepted accounting principles in the United States of America.

The accumulated deficit during the development stage for the period from date of inception through December 31, 2007 is $122,670.

                     Athens, March 13, 2008



                     /s/   BAKER TILLY HELLAS AE

                      AEGEAN EARTH S.A.
                       BALANCE SHEETS
                         (Audited)

                                                 December  31, 2007
                                                 ------------------
                     ASSETS

CURRENT ASSETS
  Cash And Cash Equivalents                      $           90,901
  Other Receivables                                           4,456
                                                 ------------------

     Total Assets                                $           95,357
                                                 ==================


        LIABILITIES & SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Short Term Loans (Note 4)                      $           85,181
  Tax Liabilities                                             2,197
  Other Creditors (Note 4)                                   45,460
  Deferred Income & Accruals                                  1,899
                                                 ------------------

     Total Current Liabilities                              134,737
                                                 ------------------

Commitments and Contingencies                                     -
                                                 ------------------

               SHAREHOLDERS' EQUITY

Common Stock Issued At Par (Ordinary shares,
  [Euro]10 par value; 6000 shares authorized
  and issued) (Note 5)                                       82,728
    Additional Paid-In Capital                                    -
    Retained Earnings (Accumulated Deficit)                (122,670)
    Currency Translation Adjustment                             562
                                                 ------------------
     Total Shareholders' Equity                             (39,380)
                                                 ------------------
     Total Liabilities And Shareholders' Equity  $           95,357
                                                 ==================





        The accompanying notes are an integral part of these
                       financial statements

                       AEGEAN EARTH S.A.
                   STATEMENT OF OPERATIONS
                           (Audited)

                                             Cumulative from Inception
                                                (July 12, 2007) to
                                                 December 31, 2007
                                                 -----------------

Revenues                                         $               -

Expenses
  Formation & Other Costs (Note 5)                          16,055
  Professional Fees (Note 4)                               105,659
  Office and General Administration                            127
  Miscellaneous Expenses                                       673
                                                 -----------------
    Total Operating Expenses                               122,514
                                                 -----------------

    Operating Loss                                        (122,514)

Other Expense
  Interest Expense                                             156
                                                 -----------------

    Total Other Expense                                        156
                                                 -----------------

    Net Loss                                     $        (122,670)
                                                 =================

Basic and Diluted Loss per Share                 $          (20.45)
                                                 =================

Weighted Average Ordinary Shares Outstanding
  -  Basic and Diluted                                       6,000
                                                 =================



        The accompanying notes are an integral part of these
                       financial statements

                        AEGEAN EARTH S.A.
          STATEMENT OF CHANGES IN SHAREHOLDER EQUITY
      FOR THE PERIOD FROM JULY 12, 2007 (DATE OF INCEPTION)
                      TO DECEMBER 31, 2007
                            (Audited)

                                                                                 Additional                Currency
                                          Preferred Stock      Common Stock       Paid In      Deficit    Translation
                                         Shares     Amount    Shares    Amount    Capital    Accumulated   Adjustment   Totals
                                        --------   --------  --------  --------  ----------  -----------  -----------  ---------
Founder Shares Issued on July 12, 2007         -   $      -     6,000  $ 82,728   $       -  $         -  $         -  $  82,728
Net Loss for the Period                        -          -         -         -           -     (122,670)           -   (122,670)
Currency Translation Adjustment                -          -         -         -           -            -          562        562
                                        --------   --------  --------  --------  ----------  -----------  -----------  ---------

Balance as of December 31, 2007                -   $      -     6,000  $ 82,728  $        -  $  (122,670) $       562  $ (39,380)
                                        ========   ========  ========  ========  ==========  ===========  ===========  =========



















        The accompanying notes are an integral part of these
                       financial statements

                       AEGEAN EARTH S.A.
                   STATEMENT OF CASH FLOWS
                          (Audited)


                                             Cumulative from Inception
                                                (July 12, 2007) to
                                                 December 31, 2007
                                                 -----------------
Cash Flow from Operating Activities
  Net Loss                                       $        (122,670)
  Adjustments  to Reconcile Net Loss to
    Cash Used  in  Operating Activities
      Net (Increase)/Decrease in Working
        Capital                                             45,100
      Other Adjustments (net)                                  562
                                                 -----------------

Net Cash Used in Operating Activities                      (77,008)
                                                 -----------------

Cash Flows from Financing Activities
  Issuance of Company Stock                                 82,728
  Increase in Borrowing                                     85,181
                                                 -----------------

Net Cash Provided by Financing Activities                  167,909
                                                 -----------------

Net Increase in Cash                                        90,901
                                                 -----------------

Cash at the beginning of the period                              -

Cash at the end of the period                    $          90,901
                                                 =================

Supplemental Disclosures of Cash Flow
Information:

  Interest Paid                                  $               -
                                                 =================

  Income Taxes Paid                              $               -
                                                 =================



        The accompanying notes are an integral part of these
                       financial statements

                        AEGEAN EARTH S.A.
                 NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2007
                        (Audited)


Note 1 - Organization, Business and Operations

On July 12, 2007, Aegean Earth S.A. (the "Company") was formed in the Hellenic Republic. The focus of the Company is on the construction and development business for the direct contracting or joint venturing with other contractors in the construction and development of real estate projects, roads, utility systems, habitable structures and other related facilities. The Company also intends to be active in oil and natural gas related construction. In addition to organic growth, the Company intends to attempt to acquire, via stock purchase or share exchange, interests in other companies that may be related to the construction sector. Since inception, the Company has been active establishing contracts in the Balkan states and in North Africa for the construction of multi family housing projects and oil and energy related pipeline and refining projects. These are currently in the early feasibility stages of development. The Company is also engaged in exploratory and informal business talks with construction companies in the Peloponnese area of Greece in the Ilias Prefecture for several construction projects ranging from reforestation to the construction of drainage and water flow diversions.

At December 31, 2007, the Company had not yet achieved any revenues or earnings. All activity from July 12, 2007, ("Date of Inception") through December 31, 2007 relates to the Company's formation and efforts to secure contracts and generate new business. The Company selected December 31 as its fiscal year-end.

The Company's principal business objective for the next 12 months and beyond will be to achieve short-term earnings and commence long-term growth potential through the completion of construction projects, acquisitions and investments in other companies. The Company will continue the analysis of new business opportunities, relevant to its core business, but without concern to any geographical restrictions. All efforts to grow externally through contractual undertakings or through further acquisitions will be undertaken by or under the supervision of the officers and directors of the Company.

NOTE 2 - Summary of Significant Accounting Policies

Basis of Presentation

These financial statements are presented on the accrual basis of accounting in accordance with generally accepted accounting principles in the United States of America, whereby revenues are recognized in the period earned and expenses when incurred. The Company also follows Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting for Development State Enterprises" in preparing its financial statements.

Foreign Currency Translations and Transactions

The Company maintains its books and accounting records in European Union Euro ("EUR"), being the functional currency. EUR, the local currency of the Hellenic Republic (Greece), is the primary currency of the economic environment in which the operations of the Company are conducted. The EUR is therefore considered as the "functional currency" of the Company.

The Company uses the "Current rate method" to translate its financial statements from EUR into U.S. Dollars, as required under the Statement of Financial Accounting Standard ("SFAS") No. 52, "Foreign Currency Translation" issued by the Financial Accounting Standard Board ("FASB"). The Company's assets and liabilities, except for the paid-up capital, are translated into U.S. Dollars using the rate of exchange prevailing at the balance sheet date. The paid-up capital is translated at the historical rate. Adjustments resulting from the translation of the Company's balance sheets from EUR into U.S. Dollars are recorded in stockholders' equity as part of accumulated comprehensive income. The statement of operations is translated at average rates during the reporting period. Gains or losses resulting from transactions in currencies other than the functional currencies are reflected in the statement of operations for the reporting periods.

Statement of Cash Flows

For purposes of the statement of cash flows, we consider all highly liquid investments (i.e., investments which, when purchased, have original maturities of three months or less) to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Loss per Ordinary Share

Basic loss per ordinary share is based on the weighted effect of ordinary shares issued and outstanding, and is calculated by dividing net loss by the weighted average shares outstanding during the period. Diluted loss per ordinary share is calculated by dividing net loss by the weighted average number of ordinary shares used in the basic loss per share calculation plus the number of ordinary shares that would be issued assuming exercise or conversion of all potentially dilutive ordinary shares outstanding. The Company does not present diluted earnings per share for years in which it incurred net losses as the effect is anti dilutive.

At December 31, 2007, there were no potentially dilutive ordinary shares outstanding.

Income Taxes

Aegean Earth S.A. was registered as a Societe Anonyme (C Corporation) in the Hellenic Republic, and therefore, is subject to Greek income taxes commencing from the Date of Inception. The first tax year will end on December 31, 2008. The current corporate tax rate in Greece is 25%.

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." This statement prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. In assessing the realization of deferred tax assets, management considers whether it is likely that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the Company attaining future taxable income during periods in which those temporary differences become deductible.

Fair Value of Financial Instruments

Our financial instruments consist of a short term loan from a foreign company. We believe the fair value of our payable reflects its carrying amount.

Recently Issued Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.


NOTE 3 - Liquidity and Capital Resources

The Company has no revenues for the period from inception through December 31, 2007. The Company will work toward generating revenues through both internally generated projects and acquiring other companies. There can be no assurance that the Company will ever consummate the business combinations; achieve or sustain profitability or positive cash flows from its operations, reduce expenses or sell ordinary shares. To date, the Company has funded its formation activities and general and administrative expenses primarily through issuance of its ordinary shares and short term financing through a revolving line of credit.


NOTE 4 - Related Party Transactions

The Company has a loan outstanding, as evidenced by a promissory note, of $85,180.67 to Aegean Earth and Marine Corporation, a Cayman Island Corporation formerly known as Tiger Growth Corporation. The entire outstanding amount is due and payable by the Company to the Lender, at any time, immediately upon demand by Lender, in writing. Interest accrues on the outstanding unpaid principal balances at the rate of Six (6%) per annum and is payable upon the Company's payment of the principal amounts outstanding with respect to the advances. Since the share exchange with Aegean Earth &

Marine Corporation, this will be treated as an intercompany payable (See Note 7).

The Company entered into a consulting agreement on July 30th, 2007 with Ergo Systems S.A. a U.S. Marshall Islands Corporation having as its representative in Greece Mr. Konstantinos Polites, a primary shareholder in the Company. Ergo Systems is advising the Company on the potential of any business combinations through direct investment by the Company and performs evaluation and feasibilities studies designed to determine potential future strategy for the activities of the Company in Greece and in other countries. The Company's accounts payable to Ergo Systems based on that agreement amounts to $39,952.79. All transactions with Ergo Systems were performed at arm's length, on normal commercial terms.

The total cost of consulting and professional fees provided by Ergo Systems to the Company for the period of October 1st, 2007 to December 31, 2007 amounts to $82,750.79.


NOTE 5 - Ordinary Shares

On July 12, 2007, the Company was capitalized with 6,000 shares of its restricted ordinary nominal shares, issued at a par value of _10 per share, for consideration of _60,000 ($82,728) to its founding shareholders. These shares were the basis of the funding of the Company's $16,055.35 in formation costs.
As of December 31 2007, Mr. Konstantinos Polites is the primary shareholder of Aegean Earth, holding 5,850 ordinary nominal shares (97.50%). Mr. Joseph Brandon Clancy holds 150 ordinary nominal shares (2.50%). Mssrs. Polites and Clancy are the National Representatives of Access America Investments, LLC for Greece and Cyprus. Access America Investments is the General Partner of Access America Fund (See Note 7).


NOTE 6 - Commitments and Contingencies

The Company, in the future, may possibly become subject to various claims and litigation. If so, the Company will vigorously defend its legal position should these matters arise. The Company is neither a party to, nor the subject of, any material pending legal proceeding nor, to the knowledge of the Company, are there any legal proceedings threatened against the Company.


NOTE 7 - Subsequent Events

On January 30, 2008 the Agreement between the Company and Ergo
Systems S.A. was terminated.

On February 29, 2008 the Company has identified and entered into a Memorandum of Understanding (the "Memorandum") with one potential acquisition candidate, a Greek construction company that is currently the subject of a bankruptcy proceeding under the laws of Greece. The proposed acquisition and the Memorandum are both subject to, among other conditions, the prior approval of the Greek courts.

On February 22, 2008 Mr. Konstantinos Polites sold 2,850 of his shares to Mr. Joseph Brandon Clancy. After this transaction Mr. Polites and Mr. Clancy are holding 3,000 shares each.

As of February 29, 2008 the Company exchanged all of its issued and outstanding shares with Aegean Earth & Marine Corporation and became a wholly owned subsidiary of Aegean Earth & Marine Corporation. The primary beneficial owner of Aegean Earth and Marine is Access America Fund, L.P ("AAF"). which holds 70,6% of ordinary shares, assuming conversion of bridge notes issued by Aegean Earth & Marine Corporation to AAF. Mr. Frank DeLape, chairman of the general partner of AAF, is also Chairman of Aegean Earth & Marine Corporation.